Trade and other receivables	12 Months Ended
Nov. 30, 2021
Trade and other receivables
Trade And Other Receivables

4. Trade and other receivables

The Company currently has no debt agreements in place whereby any amount of receivables serve as collateral. The Company has no off-balance-sheet credit exposures and has no foreclosed or repossessed assets. Trade and other receivables are carried on the consolidated balance sheets net of allowance for doubtful accounts. This provision is established based on the Company’s best estimates regarding the ultimate recovery of balances for which collection is uncertain. As at November 30, 2021, the Company has a trade and other receivables balance of $Nil (2020 - $566,374) and an allowance for doubtful accounts of $Nil (2020 - $Nil). Risks and uncertainties and credit quality information related to trade and other receivables have been disclosed in Note 17.